EXHIBIT 99.2


                        ADMINISTRATIVE SERVICES AGREEMENT


        This Administrative Services Agreement (the "Agreement") is made and entered into as of the 1st day of April, 2004, by and among National Education Loan Network, Inc., a Nevada corporation, as Administrator (the "Administrator"), Wells Fargo Bank, National Association, as indenture trustee and eligible Lender trustee (the "Trustee"), and Nelnet Education Loan Funding, Inc., a Nebraska corporation ("NELF").

                                    RECITALS

        A. Pursuant to the terms of the Indenture (as defined below), NELF conducts a program of financing and holding loans made to borrowers under the Federal Family Education Loan Program, the proceeds of which are used to defray the costs of attendance at eligible post secondary educational institutions (the "Loans").

        B. NELF intends to issue its Student Loan Asset-Backed Notes (the "Notes") pursuant to the terms of that certain Indenture of Trust dated as of April 1, 2004, as amended (the "Indenture"), among NELF and the Trustee in its capacity as indenture trustee and eligible lender trustee, to provide funds for NELF's program of financing and holding Loans.

        C. The Administrator employs highly qualified personnel capable of providing professional administrative services for portfolios of Loans.

        D. NELF now desires to engage the Administrator to provide certain services to NELF in connection with the administration of NELF's portfolio of Loans financed pursuant to the terms of the Indenture and subject to the terms and conditions specified herein.

                    COVENANTS, REPRESENTATIONS AND WARRANTIES

        The parties therefore agree as follows:

        1. Services to be Provided. The Administrator agrees to provide, through its officers and employees, the following administrative services to NELF:

               (a) Respond to inquiries and requests made by borrowers, educational institutions, Guarantee Agencies, the Trustee, and other parties with respect to the Loans and respond to requests by NELF's independent auditors for information concerning NELF's financial affairs;

               (b) Maintain financial records concerning the Trust Estate (as defined in the Indenture) and, if furnished adequate information with respect to financial affairs not related to the Loans, prepare and maintain a general ledger and financial statements for NELF;

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               (c) Provide instructions required by the Indenture or otherwise to the Trustee with respect to the administration of the Trust Estate;

               (d) Furnish to NELF or the Trustee copies of reports received with respect to the Loans, and prepare such additional reports with respect to the Trust Estate, which are as required by the Indenture or which NELF or the Trustee may reasonably request from time to time;

               (e) Prepare, or cause to be prepared, and furnish to NELF annual operating budgets, quarterly statistical reports and cash flow projections as required under the Indenture;

               (f) Direct the Trustee to make required distributions from the funds as provided in the Indenture;

               (g) Prepare, based on periodic data received from the Servicer, and provide quarterly and annual distribution statements to the Trustee and any related federal income tax reporting information;

               (h) Establish, in consultation with the Remarketing Agents, the terms of the Reset Rate Notes with respect to each reset period and such other services to be performed by the Administrator pursuant to the Remarketing Agreement;

               (i) Provide information as NELF is required by (i) the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, to any requesting holder of Series 2004-2 Notes (as defined in the Indenture), and (ii) Rule 144A(d)(4) of the Securities Act of 1933, as amended to any requesting holder of Class A-5a Notes (as defined in the Indenture);

               (j) Direct the Trustee to sell or auction loans in the Trust Estate when permitted;

               (k) Arrange for Derivative Products on behalf of NELF and the Trust Estate;

               (l) Remove or appoint Remarketing Agents, Broker-Dealers, Market Agents and Auction Agents;

               (m) Determine the fair market value of Loans to be purchased or sold by NELF from time to time;

               (n) Such other services with respect to administration of the Loans as NELF may reasonably request; and

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               (o) Such other services required under the Indenture as NELF may reasonably request.

It is expressly agreed that the Administrator will not engage legal or accounting firms on behalf of NELF, and NELF will not be responsible for compensating any such expenditures made by the Administrator.

        2. Term. This Agreement shall expire on the maturity or defeasance of all of the Series 2004-2 Notes (as defined in the Indenture).

        3. Fees and Expenses.

               (a) FEE SCHEDULE. NELF shall pay to the Administrator on the first day of each calendar month following the execution of this Agreement an amount equal to 18 basis points (0.18%) per annum of the average outstanding principal balance of the Loans during the preceding month for services provided by the Administrator pursuant to Section 1 of this Agreement.

               (b) LIMITED OBLIGATION. The obligation of NELF to pay fees under this Agreement is a limited obligation to be satisfied solely from payments made by the Trustee to NELF under the terms of the Indenture. Although NELF shall be obligated to pay to the Administrator the full amount of all accrued fees, such payments shall be made exclusively from amounts deposited from time to time in the Collection Fund. If NELF does not have funds on hand to cover the full amount of the fees due under this Agreement, then payment of the unpaid balance shall be deferred until there are sufficient funds available from such sources to satisfy part, or all, of the outstanding debt.

               (c) REVISION OF FEES. The fee payable to the Administrator under this Agreement may be revised on each June 1 during its term, subject to any Rating Agency confirmation required under the Indenture. To alter the fee, the Administrator must provide written notice of the proposed new fee to NELF ninety (90) days prior to June 1. If the Administrator and NELF cannot reach an agreement within sixty (60) days of the receipt of the notice, either party may terminate this Agreement upon thirty
        (30) days' written notice to the other party.

        4. Appointment as Agent. NELF hereby appoints and designates the Administrator as its agent for the purpose of managing and administering the Trust Estate. In discharging its duties as agent of NELF hereunder, the Administrator shall have authority to act at its own discretion, and shall not be required to obtain specific instructions or direction with respect to a particular matter from NELF; provided, however, that in no event shall the Administrator be permitted to create or incur obligations on behalf of NELF except as and to the extent specifically authorized by NELF in writing. Any person dealing with the Administrator may conclusively presume and rely upon the fact that actions taken by the Administrator on behalf of NELF with respect to the Trust Estate are duly authorized, regular and binding upon NELF, without further inquiry.

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        5. Representations and Warranties of the Administrator. The
Administrator hereby represents and warrants to NELF as follows:

               (a) DUE AUTHORIZATION. This Agreement has been duly authorized by all necessary corporate action on the part of the Administrator and has been duly executed by a duly authorized officer of the Administrator, and constitutes a valid and binding agreement of the Administrator enforceable in accordance with its terms, except as its enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and other laws affecting creditors' rights generally.

               (b) DUE ORGANIZATION. The Administrator is a corporation duly organized, validly existing in good standing under the laws of Nevada and has the requisite corporate power to enter into and perform this Agreement.

               (c) CONFLICTING INSTRUMENTS. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate or result in any violation of or be in conflict with or constitute a default under any term of the Articles of Incorporation or Bylaws of the Administrator, or of any judgment, decree or order of any court or administrative body applicable to the Administrator, or any term of any agreement or other instrument applicable to the Administrator.

        6. Representations and Warranties of NELF. NELF hereby represents and warrants to the Administrator as follows:

               (a) DUE AUTHORIZATION. This Agreement has been duly authorized by all necessary corporate action on the part of NELF and has been duly executed by a duly authorized officer of NELF, and constitutes a valid and binding agreement of NELF enforceable in accordance with its terms, except as its enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and other laws affecting creditors' rights generally.

               (b) DUE ORGANIZATION. NELF is a bankruptcy remote, limited purpose corporation duly organized, validly existing in good standing under the laws of the State of Nebraska and has the requisite corporate power to enter into and perform this Agreement.

               (c) CONFLICTING INSTRUMENTS. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate or result in any violation of or be in conflict with or constitute a default under any term of the Articles of Incorporation or Bylaws of NELF, or of any judgment, decree or order of any court or administrative body applicable to NELF, or any term of any agreement or other instrument applicable to NELF.

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        7. Administrator Default.

               (a) an "Administrator Default" under this Agreement will consist of (i) the Administrator's failure to perform any of its duties under this Agreement and the failure to cure such non-performance within 5 days after receipt of notice, or, if such default cannot be cured in such time, the failure to give, within 10 days, such assurance of cure as is reasonably satisfactory to NELF; or (ii) the occurrence of an "Event of Bankruptcy" involving the Administrator, as described below. An Event of Bankruptcy means either (x) the commencement of a voluntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, making a general assignment for the benefit of creditors, declaring a moratorium with respect to one's debts or failure to generally pay one's debts as they become due, or (y) the commencement of an involuntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy insolvency or other similar law, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, provided such action is not dismissed within 60 days.

               (b) RIGHTS UPON ADMINISTRATOR DEFAULT. As long as any Administrator Default remains unremedied, the Trustee, NELF or holders of not less than 25% of the highest priority obligations outstanding under the Indenture may terminate all the rights and obligations of the Administrator. Following the termination of the Administrator, a successor administrator will be appointed by the Trustee, NELF or the holders of not less than 25% of the highest priority obligations outstanding under the Indenture, with the consent of the Trustee (as indenture trustee), and upon receipt of a confirmation that the appointment of such successor administrator will not result in a downgrade or withdrawal of the ratings then applicable to the Series 2004-2 Notes. The successor administrator will succeed to all the responsibilities, duties and liabilities of the Administrator under this Agreement. The successor administrator will be entitled to similar compensation arrangements. If, however, a bankruptcy trustee or similar official has been appointed for the Administrator, and no other Administrator Default other than that appointment has occurred, the bankruptcy trustee or official may have the power to prevent the Trustee, NELF or the Registered Owners described above from effecting the transfer.

               (c) WAIVER OF PAST DEFAULTS. The holders of a majority of the highest priority obligations outstanding in the case of any Administrator Default which does not adversely affect the Trustee or the holders of a majority of the highest priority obligations outstanding under the Indenture may, on behalf of all Registered Owners, waive any default by the Administrator. Therefore, so long as any Class A Notes are outstanding, the Registered Owners holding Class A Notes have the ability, except as noted, to waive defaults by the Administrator which could materially and adversely affect the Registered Owners holding Class B Notes. No waiver will impair the Registered Owners' rights as to subsequent defaults.

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        8. Termination. Subject to the sentence following hereafter, the
Administrator may resign from its duties hereunder, and NELF may remove the Administrator, with or without cause, by giving sixty (60) days' prior written notice of resignation to NELF or notice of removal to the Administrator, as applicable. Such resignation or removal shall be ineffective until (i) a successor administrator shall have assumed its duties under this Agreement and
(ii) the Rating Agencies confirm that appointment of the successor administrator will not result in a downgrade or withdrawal of the Ratings then applicable to the Series 2004-2 Notes.

        9. Assignment. Neither this Agreement nor any rights or obligations hereunder may be assigned by any party without the prior written consent of the other.

        10. Miscellaneous.

               (a) This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by both of the parties hereto.

               (b) All notices, requests, claims, demands and other communications hereunder required to be in writing shall either be personally delivered or mailed by First Class Mail to the respective parties as follows:

               If to the Administrator:

                      National Education Loan Network, Inc.
                      121 South 13th Street, Suite 201
                      Lincoln, Nebraska 68508
                      Attention: James D. Kruger

               If to the Trustee:

                      Scott Ulven, Assistant Vice President
                      Wells Fargo Bank, National Association
                      Corporate Trust Services
                      6th & Marquette, N9303-110
                      Minneapolis, MN 55479

               and if to NELF:

                      Nelnet Education Loan Funding, Inc.
                      121 South 13th Street, Suite 201
                      Lincoln, Nebraska 68508
                      Attention: Terry J. Heimes

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        or to such other address as either party may have furnished to the other in writing in accordance herewith. Any notice under this Agreement will be deemed to have been given when so delivered or mailed, except that notices of change of address shall only be effective upon receipt.

               (c) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska.

               (d) CAPITALIZED TERMS. Capitalized terms used in this Agreement that are not otherwise defined shall have the same meaning as those terms used in the Indenture.

               (e) OWNERSHIP OF SERIES 2004-2 NOTES. The Administrator or any affiliate thereof may become the owner of Series 2004-2 Notes.

               (f) NO PETITION. The parties hereto will not at any time institute against NELF any bankruptcy proceeding under any United States federal or State bankruptcy or similar law in connection with any obligations of NELF hereunder.

               (g) LIMITATION OF LIABILITY OF TRUSTEE. Notwithstanding anything contained herein to the contrary, this Agreement has been executed by the Trustee, not in its individual capacity, but solely in its capacity as indenture trustee and eligible lender trustee, and in no event shall the Trustee in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of NELF hereunder, as to all of which recourse shall be had solely to the assets of NELF.

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        IN WITNESS WHEREOF, the parties have caused this Administrative Services
Agreement to be executed on the day and year first above written.

                                       National Education Loan Network, Inc.


                                By:   /s/ Jeffrey R. Noordhoek
                                      -----------------------------------------
                                Title: Executive Director


                                       Nelnet Education Loan Funding, Inc.


                                By:   /s/ Terry J. Heimes
                                      -----------------------------------------
                                       President


                                       Wells Fargo Bank, National Association,
                                       asndenture trustee and eligible
                                       lender trustee


                                By:    /s/ Scott Ulven
                                      -----------------------------------------
                                Title: Assistant Vice President